Exhibit 10.7.1

PRIORITY DISTRIBUTION AGREEMENT

This Priority Distribution Agreement (“Agreement”) is made and effective as of May 30, 2019, by and between Dowa Metals & Mining Co., Ltd., a corporation incorporated under the Laws of Japan (“Dowa”) and Sunshine Silver Mining & Refining Corporation, a corporation incorporated under the Laws of the State of Delaware (“SSMRC”), Minera Plata Real, S. de R.L. de C.V., a Mexico variable capital company incorporated under the Laws of Mexico (“MPR”), Operaciones San Jose de Plata, S. de R.L. de C.V., a Mexico variable capital company incorporated under the Laws of Mexico (“OpCo”, together with MPR, the “LGJV”).

Background

A.            Dowa, SSMRC, LGJV and Servicios San José de Plata S. de R.L. de C.V. entered into a Memorandum of Understanding dated April 16, 2019 (“MOU”);

B.            Pursuant to the terms of the MOU, SSMRC agreed to pay certain amounts to Dowa until such time as Dowa receives an aggregate amount equal to $20,000,000 from: (i) dividends and distributions payable to Dowa from the LGJV; and (ii) payments from SSMRC (such payments from SSMRC the “Priority Distribution Payments”); and

C.            The parties have agreed that the Priority Distribution Payments will be made in accordance with the terms of an escrow agreement (“Escrow Agreement”) entered into among Dowa, SSMRC and LGJV, dated as of May 30, 2019.

Agreements

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1.             Definitions.  Unless otherwise specified, any term not defined herein will have the meaning set out under the Term Loan Agreement, dated July 11, 2017, among Dowa, SSMRC, the LGJV and Servicios, as amended (the “TL Agreement”).

2.             Payment.  SSMRC hereby agrees to make the Priority Distribution Payments to Dowa from dividends and distributions received from LGJV.

3.             Direction.  SSMRC hereby irrevocably directs LGJV to pay all dividends and distributions payable to SSMRC by LGJV to the Escrow Agent, to be disbursed to Dowa pursuant to the terms of the Escrow Agreement, and LGJV hereby accepts such direction, until such time as Dowa receives dividends and distributions from LGJV and Priority Distribution Payments, equal to $20,000,000 in aggregate.

4.             Costs.  SSMRC is responsible for all costs relating to the payment of the Priority Distribution Payments and the Escrow Agreement and hereby agrees to indemnify and hold Dowa harmless for any such costs including, without limitation, all costs, fees, liabilities or expenses payable to the Escrow Agent and any withholding or other taxes payable in connection with the Priority Distribution Payments, other than Japanese corporate income taxes.

5.             Right to Dividends and Distributions.  SSMRC represents and warrants that it is entitled to receive the dividends and distributions, and has not made a prior agreement, pledge, transfer, or encumbrance of any of its right, title or interest in the dividends and distributions, except with respect to the security granted to Dowa under or in respect of the TL Agreement and Working Capital Facility.

6.             Severability.  The determination that any provision of this Agreement is invalid or unenforceable will not affect the validity or enforceability of the remaining provisions or of that provision under other circumstances.  Any invalid or unenforceable provision will be enforced to the maximum extent permitted by law.

7.             Counterparts.  This Agreement may be executed in counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement.

8.             Governing Law.  This Agreement and the rights and obligations of the parties hereunder will be construed in accordance with and be governed by the internal laws of the state of New York without regard to its conflicts of laws principles.

9.             Further Assurances.  Each party will at its expense do, make, execute or deliver all such further acts, documents and things in connection with this Agreement as reasonably required from time to time for the purpose of giving effect thereto, all promptly upon request.

10.          Amendments, Assignments.  All amendments to this Agreement must be in writing and signed by the parties hereto.  No party may assign its rights hereunder, in whole or in part, without the consent of the other parties.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first mentioned above.

DOWA METALS & MINING CO., LTD.

By:	/s/ Toshiaki Suyama
	Name:	Toshiaki Suyama
	Title:	President

SUNSHINE SILVER MINING & REFINING CORPORATION

By:	/s/ Stephen A. Orr
	Name:	Stephen A. Orr
	Title:	Executive Chairman & Chief Executive Officer

MINERA PLATA REAL, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
	Name:	Roger Johnson
	Title:	Treasurer

OPERACIONES SAN JOSÉ DE PLATA S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
	Name:	Roger Johnson
	Title:	Treasurer

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first mentioned above.

DOWA METALS & MINING CO., LTD.

By:	/s/ Toshiaki Suyama
	Name:	Toshiaki Suyama
	Title:	President

SUNSHINE SILVER MINING & REFINING CORPORATION

By:	/s/ Stephen A. Orr
	Name:	Stephen A. Orr
	Title:	Executive Chairman & CEO

MINERA PLATA REAL, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
	Name:	Roger Johnson
	Title:	Treasurer

OPERACIONES SAN JOSÉ DE PLATA S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
	Name:	Roger Johnson
	Title:	Treasurer